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                                                                 EXHIBIT 10.1.13

                        SPIRIT OF AMERICA NATIONAL BANK

                              Seller and Servicer

                                      and

                           FIRST UNION NATIONAL BANK

                                    Trustee

                         Charming Shoppes Master Trust

                                AMENDMENT NO. 1

                           Dated as of March 29, 1996

                                       to

                            SERIES 1994-2 SUPPLEMENT

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                Amendment No. 1, dated as of March 29, 1996 (this "Amendment")
to the Series 1994-2 Supplement, dated as of August 15, 1994 (the "Supplement") by and between Spirit of America National Bank, a national banking association, as Seller and Servicer, and First Union National Bank, a national banking association, as Trustee. Any capitalized term not herein defined shall have the meaning assigned to it in the Supplement.

                WHEREAS, the Seller, the Servicer and the Trustee desire to amend the Supplement in certain respects as set forth herein;

                WHEREAS, an Opinion of Counsel for the Seller has been delivered to the Trustee and each Purchaser Representative pursuant to Section 16 of the Supplement and Section 13.1(a) of the Agreement.

                NOW THEREFORE, the Supplement is hereby amended in the following manner:

                SECTION 1. Definitions. 1. Section 2 of the Supplement is amended by adding the following definitions thereto, in correct alphabetical order:

                "Cash Collateral Account" shall have the meaning specified in
                Section 4.15.

                "Class B Escrow Account" shall have the meaning specified in
                Section 4.14.

                "Class Percentage" shall mean, at any time:

                         (i) with respect to the Class A Certificateholders, a
                fraction (expressed as a percentage), the numerator of which is the Class A Invested Amount at such time and the denominator of which is the Invested Amount at such time; and

                         (ii) with respect to the Class B Certificateholders, a
                fraction (expressed as a percentage), the numerator of which is the Class B Invested Amount at such time and the denominator of which is the Invested Amount at such time.

                "Section 4.5 Draw Amount" is defined in Section 4.5.

                "Section 4.5 Payment Amount" is defined in Section 4.5.

                "Section 4.9 Draw Amount" is defined in Section 4.9.

                "Section 4.9 Payment Amount" is defined in Section 4.9.
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        2. Upon the payment by the Seller to the Class B Certificateholder of
$750,000, the Class B Invested Amount shall be reduced by $750,000, to an amount equal to $3,250,000. In connection with such reduction, the Class B Certificateholder shall exchange the Class B Certificate currently outstanding (the "Current Class B Certificate") for a new Class B Certificate, in an amount equal to $3,250,000 (the "New Class B Certificate"). In accordance with Section
6.3 of the Agreement, and upon the payment by the Seller as described above, the Class B Certificateholder shall surrender the Current Class B Certificate at an office or agency of the Transfer Agent and Registrar, and the Seller shall then execute, and the Trustee shall authenticate and deliver, the New Class B Certificate. In connection with such reduction, the definition of "Initial Class B Invested Amount" in Section 2 of the Supplement is amended and restated to read as follows:

                "Initial Class B Invested Amount" shall mean $3,250,000.

                SECTION 2. Transfer Restrictions. (a) The first sentence of Section 4(b) of the Supplement is amended and restated to read as follows:

                         Anything to the contrary in this Supplement or the
                Agreement notwithstanding, no Series 1994-2 Certificate may be sold or transferred to any Person unless such sale or transfer
                (i) is pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and (ii) complies with the further provisions of this Section 4.

        (b) the following new subsection is added at the end of Section 4 of the Supplement:

                         (e) No transfer (or purported transfer) of all or any
                part of the Series 1994-2 Certificates (or any economic interest therein), whether to another Series 1994-2 Certificateholder or to a Person who is not a Series 1994-2 Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a holder of a Series 1994-2 Certificate (or any economic interest therein) if (i) at the time of such transfer (or purported transfer) any Series 1994-2 Certificates are traded on an established securities market, (ii) after such transfer (or purported transfer) the Trust would have more than 10 holders of Series 1994-2 Certificates or (iii) the Series 1994-2 Certificates were issued or sold in a transaction or transactions required to be registered under the 1933 Act or, to the extent such offerings or sales were not required to be registered under the 1933 Act by reason of Regulation S (17 CFR
                230.901 through 230.904 or any successor thereto), such offerings or sales would have been required to be registered under the 1933 Act if the interests so offered or sold had been offered and sold within the United States. For purposes of clause (i) of the preceding sentence, an established securities market is a national securities exchange that is either registered under Section 6 of the Securities Exchange Act of 1934 (the "1934 Act") or exempt from registration because of the limited volume of
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                transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the 1934 Act, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of determining whether the Trust will have more than 10 holders of Series 1994-2 Certificates, each Person indirectly owning an interest in the Trust through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a "flow-through entity") shall be treated as a holder of a Series 1994-2 Certificate unless the Seller determines in its sole discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Trust.

                SECTION 3. Loss Coverage. Section 4.5 of the Supplement is amended and restated to read as follows:

         Section 4.5. Investor Loss Amount.

                On each Determination Date, the Servicer shall calculate the Investor Loss Amount for the preceding Due Period. If on such date the Required Amount exceeds zero on the related Distribution Date (such deficiency, the "Shortfall"), the Servicer shall cause to be withdrawn from the Cash Collateral Account an amount (the "Section 4.5 Payment Amount") equal to the lesser of the Investor Loss Amount and such Shortfall; provided that if the amount on deposit in the Cash Collateral Account is less than the Section 4.5 Payment Amount, the amount withdrawn will be the amount in the Cash Collateral Account. The amount actually withdrawn is the "Section 4.5 Draw Amount," and the funds so withdrawn shall be deposited in the Collection Account and allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. If the Section 4.5 Payment Amount exceeds the Section 4.5 Draw Amount, the Class B Invested Amount will be reduced by the amount of such excess (a "Class B Charge-Off"). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be zero, and the Class A Invested Amount will be reduced by an amount equal to the excess of such reduction over the Class B Invested Amount prior to the reduction (a "Class A Charge-Off").

                SECTION 4. Reimbursements. Clauses (d) and (e) of Section 4.6 of the Supplement are amended and restated to read as follows:

                         (d) Reimbursement of Investor Charge-Offs. On each
                Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution
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                Date, after giving effect to the withdrawals pursuant to
                Sections 4.6(a), (b) and (c), an amount equal to the aggregate amount of Investor Charge-Offs and Section 4.5 Draw Amounts, if any, which have not theretofore been reimbursed pursuant to this
                Section 4.6(d), and shall during the Early Amortization Period deposit such amount in accordance with Section 4.4(c)(ii), as if such amounts were Collections of Principal Receivables allocable to the Series 1994-2 Certificates. Reimbursements of Investor Charge-Offs and Section 4.5 Draw Amounts shall be applied first to the Class A Certificate, second, to the extent amounts are available following the reimbursement of the Class A Certificate, to the Class B Certificate, and third, to the extent amounts are available following reimbursement of the Class B Certificate, to the Section 4.5 Draw Amounts.

                         (e) Reimbursement of Investor Reductions. On each
                Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals pursuant to Sections 4.6(a), (b), (c) and (d), an amount equal to the aggregate amount of Class A Reductions, Principal Reductions, Class B Reductions and Section 4.9 Draw Amounts, if any, which have not theretofore been reimbursed pursuant to this
                Section 4.6(e), and shall during the Early Amortization Period deposit such amount in accordance with Section 4.4(c)(ii), as if such amounts were Collections of Principal Receivables allocable to the Series 1994-2 Certificates. Reimbursements of Class A Reductions, Principal Reductions, Class B Reductions and Section
                4.9 Draw Amounts shall be applied first to the Class A Certificate and the Principal Reductions, second, to the extent amounts are available following the reimbursement of the Class A Certificate and the Principal Reductions, to the Class B Certificate, and third, to the extent amounts are available following reimbursement of the Class B Certificate, to the
                Section 4.9 Draw Amounts.

                SECTION 5. Allocations. Section 4.8 of the Supplement is amended and restated to read as follows:
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                Section 4.8. Payment of Certificate Principal; Excess Spread.

                (a) On each Distribution Date with respect to the Scheduled Amortization Period or Early Amortization Period the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Principal Funding Account, to the extent of Available Principal Collections for such Distribution Date, an amount up to the Adjusted Investor Interest. On each Special Payment Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw, from the Principal Funding Account all amounts on deposit therein, provided that such withdrawal shall not reduce the Adjusted Invested Amount below the Required Series 1994-2 Invested Amount, and distribute such amounts to the Paying Agent. The Paying Agent shall:

                         (i) in accordance with Section 5.1, pay to the Class A Certificateholders their Class Percentage of such amounts (which payment shall result in a reduction of the Class A Invested Amount); and

                         (ii) allocate to the Class B Certificateholders their Class Percentage of such amounts (which allocation shall result in a reduction of the Class B Invested Amount), provided that the amount so allocated shall be deposited in the Class B Escrow Account for distribution in accordance with Section 4.14.

                (b) If, after giving effect to the payments to the Series 1994-2 Certificateholders pursuant to Section 4.8(a) the Invested Amount shall be zero, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw, from the Principal Funding Account any remaining amounts on deposit therein and distribute such amounts, if any, to the Seller.

                SECTION 6. Dilution Coverage. Section 4.9 of the Supplement is amended and restated to read as follows:

                SECTION 4.9. Seller's or Servicer's Failure to Make a Deposit or Payment.

                         (a) If, at the end of any Due Period, the reduction of
                the Seller Interest by the Series Dilution Amount applicable to Series 1994- 1 and Series 1994-2, if any, after giving effect to any deposit to the Excess Funding Account or conveyance of Receivables as provided in the second sentence of Section 4.3(d) of the Agreement results in the Seller Interest being less than zero, the Servicer shall calculate an amount (the "Section 4.9 Payment Amount") equal to the lesser of (x) the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 after giving effect to the reduction of the Seller Interest to zero and (y) $400,000 plus the amount on deposit in the Excess Funding Account. The Servicer shall cause to be withdrawn from the Cash Collateral Account (the amount so withdrawn being the "Section 4.9 Draw Amount") an amount equal
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                to the Section 4.9 Payment Amount (or, if less, the amount on deposit in the Cash Collateral Account) and the funds so withdrawn shall be deposited in the Collection Account and allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. If the Section 4.9 Payment Amount exceeds the
                Section 4.9 Draw Amount, the Servicer shall cause the Trustee to reduce the Class B Invested Amount by such excess (a "Class B Reduction"), and such amount shall be allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be zero, and the Class A Invested Amount will be reduced by an amount equal to (x) the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 minus the sum of (i) the
                Section 4.9 Draw Amount plus (ii) the Class B Invested Amount prior to the reduction. In the event that such a reduction would cause the Class B Invested Amount to be a positive number, the Class A Invested Amount will be reduced by the excess, if any, of (x) the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 over (y) the sum of the Section 4.9 Draw Amount and the Class B Reduction. Each reduction to the Class A Invested Amount referred to in this Section 4.9(a) is called a "Class A Reduction", and the amount of such reduction shall be allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. In the event that such reduction would cause the Class A Invested Amount to be a negative number, the Class A Invested Amount shall be zero, and the amounts on deposit in the Principal Funding Account, if any, up to the excess of the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 over the sum of the Class B Invested Amount and the Class A Invested Amount prior to the reductions thereof, will be withdrawn from the Principal Funding Account by the Trustee and deposited in the Collection Account and allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement.

                         (b) If the Class B Invested Amount, the Class A
                Invested Amount or any amounts on deposit in the Cash Collateral Account or Principal Funding Account are reduced pursuant to
                Section 4.9(a) because of a failure of the Servicer or the Seller to make, or give instructions to make, any payment or deposit required to be made or given by the Seller pursuant to
                Section 4.3(d) of the Agreement, the Seller shall, as appropriate, as promptly as possible but in no event later than five Business Days following such withdrawal, deposit or cause to be deposited in the Principal Funding Account an amount equal to the required payment, deposit or transfer. If, at any time, the Seller shall deposit or cause to be deposited in the Principal Funding Account such required payment, deposit or transfer, the deposit shall be applied by the Trustee first to reimburse the Class A Certificateholder for any Class A Reductions, second to reimburse the Principal Funding Account for any Principal Reductions, third to reimburse the Class B Certificateholder for any Class B Reductions and fourth
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                to reimburse the Cash Collateral Account for any Section 4.9
                Draw Amounts. The Seller shall be obligated to deposit or cause to be deposited in the Principal Funding Account an amount equal to such required payment, deposit or transfer notwithstanding any reimbursement of Class A Reductions, Principal Reductions or Class B Reduction pursuant to Section 4.6(e).

                         (c) If the Servicer or the Seller fails to make, or
                give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller in an amount equal to the amount of such payment or deposit (for amounts owing pursuant to Section 4.6). The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1994-2 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

                SECTION 7. Class B Escrow Account. Article IV of the Supplement is hereby amended by adding the following new Section 4.14 to the end thereof:

                         Section 4.14. Class B Escrow Account.

                         (a) The Paying Agent shall establish or shall cause to
                be established and maintained with a Qualified Depository Institution in the names of the Class A Certificateholders and the Class B Certificateholders, a segregated escrow account (the "Class B Escrow Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-2 Certificateholders. The Class B Escrow Account shall be under the sole dominion and control of the Paying Agent for the benefit of the Series 1994-2 Certificateholders as provided in Section 5.1. If, at any time, the institution holding the Class B Escrow Account ceases to be a Qualified Depository Institution, the Paying Agent shall, within twenty Business Days, establish a new Class B Escrow Account meeting the conditions specified above with a Qualified Depository Institution and transfer any cash or any investments to such new Class B Escrow Account, and from the date such new Class B Escrow Account is established it shall be the "Class B Escrow Account." Neither the Seller nor the Servicer, nor any Person claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Class B Escrow Account.
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                         (b) Funds on deposit in the Class B Escrow Account
                shall be invested by the Paying Agent in Permitted Investments that will mature so that such funds will be available prior to the Distribution Date following such investment. The Paying Agent shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. On each Special Payment Date, the Paying Agent shall withdraw the proceeds of such investments from the Class B Escrow Account and pay such amounts to the Class B Certificateholders in accordance with Section 5.1.

                         (c) If, on any Special Payment Date, the Class A
                Invested Amount is reduced on account of a Class A Charge-Off pursuant to Section 4.5 or a Class A Reduction pursuant to
                Section 4.9, the Paying Agent shall withdraw from the Class B Escrow Account the lesser of (i) the amount of such Class A Charge-Off or Class A Reduction, as applicable and (ii) the amount on deposit in the Class B Escrow Account, and shall pay the amount so withdrawn to the Class A Certificateholders in accordance with Section 5.1. If the Class A Certificateholders are subsequently reimbursed for such Class A Charge-Off (pursuant to Section 4.6(d) or otherwise) or Class A Reduction (pursuant to Section 4.6(e) or otherwise), they shall deposit (or cause the Trustee and the Paying Agent to deposit) such reimbursements in the Class B Escrow Account; provided if the aggregate amount withdrawn from the Class B Escrow Account pursuant to this clause (c) is less than the aggregate amount of Class A Charge-Offs or Class A Reduction, as applicable, then the Class A Certificateholders shall be required to deposit (or cause to be deposited) such reimbursements only to the extent they exceed such shortfall.

                         (d) If on any Special Payment Date the Invested Amount
                is reduced to zero, the Paying Agent shall withdraw all funds in the Class B Escrow Account and distribute such amounts to the Class B Certificateholders in accordance with Section 5.1.

                         (e) The Class B Certificateholders hereby pledge and
                assign to the Class A Certificateholders, and hereby grant to the Class A Certificateholders a security interest in, all of the Class B Certificateholders' right, title and interest in and to the Class B Escrow Account, including, without limitation, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such account, such funds or such investments, and all money now or at any time in the possession or under the control of, or in transit to such account, or any bailee, agent or custodian of the Persons at which such account is maintained.
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                         (f) The Paying Agent expressly acknowledges the pledge
                made in clause (e) above and agrees to mark its books and records accordingly.

                SECTION 8. Cash Collateral Account. Article IV of the Supplement is hereby amended by adding the following new Section 4.15 to the end thereof:

                         Section 4.15. Cash Collateral Account.

                         (a) The Trustee shall establish or shall cause to be
                established and maintained with a Qualified Depository Institution in the names of the Class A Certificateholders and the Class B Certificateholders, a segregated cash deposit account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-2 Certificateholders. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-2 Certificateholders as provided below. If, at any time, the institution holding the Cash Collateral Account ceases to be a Qualified Depository Institution, the Trustee shall, within twenty Business Days, establish a new Cash Collateral Account meeting the conditions specified above with a Qualified Depository Institution and transfer any cash or any investments to such new Cash Collateral Account, and from the date such new Cash Collateral Account is established it shall be the "Cash Collateral Account." Neither the Seller nor the Servicer, nor any Person claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Cash Collateral Account.

                         (b) On each Distribution Date, the Servicer shall
                deposit (or cause to be deposited) the Seller's share of Shared Excess Finance Charge Collections into the Cash Collateral Account until such time as the amount in such account equals $777,000.

                         (c) Funds on deposit in the Cash Collateral Account
                shall be invested by the Trustee in Permitted Investments that will mature so that such funds will be available prior to the Distribution Date following such investment. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause
                (a) of the definition thereof from the time of purchase thereof until maturity. On each Distribution Date, the Trustee shall withdraw the proceeds of such investments from the Cash Collateral Account and pay such amounts to the Seller; provided, that no such payment to the Seller shall be made if, after giving effect to such payment, the amount in the Cash Collateral Account would be less than (i) with respect to the Revolving Period, $777,000, and (ii) with respect to the Early Amortization Period or the Scheduled Amortization Period, $750,000.

                         (d) Funds shall be withdrawn from the Cash Collateral
                Account as provided in Sections 4.5 and 4.9, and shall be reimbursed to the Cash Collateral Account as provided in Sections 4.6(d) and 4.6(e).

                         (e) Upon the commencement of an Early Amortization
                Period or the Scheduled Amortization Period, the Trustee shall withdraw from the Cash Collateral Account an amount equal to the lesser of (i) $27,000 and (ii) the amount on deposit in the Cash Collateral Account, and shall pay the amount so withdrawn to the Class A Certificateholders in accordance with Section 5.1.

                         (f) If on any Special Payment Date, the Invested Amount
                is reduced to an amount equal to or less than $750,000, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw, from the Cash Collateral Account all amounts on deposit therein and distribute such amounts in the following manner and in the following priority:

                         (i) to the Class A Certificateholders, an amount equal to the lesser of (A) the Class A Invested Amount and
                         (B) the amount withdrawn from the Cash Collateral Account pursuant to this Section 4.15(e), which payment shall in either case result in a reduction of the Class A Invested Amount;

                         (ii) to the Class B Certificateholders, an amount equal to the lesser of (A) the Class B Invested Amount and
                         (B) the remainder, if any, of the amount withdrawn (after giving effect to amounts distributed to the Class A Certificateholders pursuant to clause (i) above), which payment shall in either case result in a reduction of the Class B Invested Amount; and

                              (iii) to the Seller, the remainder, if any, of
                         amounts distributed to the Class B Certificateholders pursuant to clause (ii) above.

                SECTION 9. Miscellaneous. In all other respects the Supplement is confirmed and ratified and shall continue in full force and effect. Henceforth, references in the Supplement to "the Supplement," "this Supplement," "hereof," "hereto" or words of similar import shall in each case be deemed to refer to the Supplement as hereby amended. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute a single agreement.

                IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                         SPIRIT OF AMERICA NATIONAL BANK,
                                         Seller and Servicer

                                         By:
                                            Name:  Kirk Simme
                                            Title:   President

                                         FIRST UNION NATIONAL BANK,
                                         Trustee and Paying Agent

                                         By:
                                            Name:
                                            Title:

                                         FASHION SPC, INC.

                                         By:
                                            Name:
                                            Title:

Consented to and acknowledged:

BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
  NEW YORK BRANCH

By:
   Name:
   Title: